Sagent Pharmaceuticals 33 rd Annual JP Morgan Healthcare Conference January 14, 2015 A Global Pharmaceutical Company Exhibit 99.1

Disclaimer
Statements contained in this presentation contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give Sagent's current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business as of the date of this presentation. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate," "estimate," "expect," "project," "plan," "intend,"
"believe," "may," "will," "should," "can have," "likely" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.
Sagent's expectations are not predictions of future performance, and future results may substantially differ from current expectations based upon a variety of factors, risks and uncertainties affecting Sagent's business, including, among others, our reliance upon our business partners for timely supply of sufficient high quality API and finished products in the quantities we require; the difficulty of predicting the timing or outcome of product development efforts and global regulatory approvals; the difficulty of predicting the timing and outcome of any pending litigation including litigation involving third parties that may have an impact on the timing of Sagent's product launches; the impact of competitive products and pricing and actions by Sagent's competitors with respect thereto; the timing of product launches; compliance with FDA and other global governmental regulations by Sagent and its third party manufacturers; changes in laws and regulations; our ability to successfully integrate our newly acquired Omega subsidiary; our ability to realize the expected benefits from our acquisition of and investment in our China and
Omega subsidiaries; the additional capital investments we will be required to make in our international subsidiaries to achieve their manufacturing potential; the implementation and maintenance of our new enterprise resource planning software and other related applications and such other risks detailed in Sagent's periodic public filings with the Securities and Exchange Commission, including but not limited to Sagent's Quarterly Report on Form 10-Q for the period ended September 30, 2014, filed on November 4,
2014. Sagent disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law.
This presentation includes a discussion of certain non-GAAP financial measures. Please refer to the appendix to this presentation for further definition of these measures and a reconciliation of such non-GAAP measures to the most closely comparable GAAP measures.

ABOUT SAGENT PHARMACEUTICALS

Sagent Pharmaceuticals Overview
Fastest growing Generic Injectables company in the U.S. Market
Deepest product portfolio in the industry drives strong long-term margin and revenue growth
Extensive global partner network with state-of-the-art facilities enabling accelerated growth
Solid relationships at all levels of the supply chain enhancing responsiveness to industry demands
2013 acquisition of Sagent China Pharmaceuticals (SCP) supports vertical integration and provides additional growth opportunities and an increased presence in China
Global excellence in manufacturing ; exceptional quality and safety track record
Capacity to deliver multiple presentations for one product ; including single and multi-dose vials, pre-filled ready-to-use syringes, premix bags, emulsions and suspensions
2014 acquisition of Omega Laboratories supports additional vertical integration and expands global footprint, product portfolio, and industry-leading development pipeline

Omega Laboratories
Montreal, Canada
Development Manufacturing
Employees:  157
Sagent Global Headquarters
Schaumburg, Illinois
Administrative Corporate Office
Employees:  117
Sagent China Pharmaceuticals
Chengdu, China
Development Manufacturing
Employees:  190
Sagent Pharmaceuticals Operations

Generic Market Opportunity
Strictly Private and Confidential: For discussion Purposes Only, Subject to Due Diligence
Significant macro economic and industry factors driving demand and creating opportunities
(1) Growth Statistics based on Frost & Sullivan “Generic Pharmaceuticals Market – A Global Analysis”, December 2011
Generic Market set to increase by $100 Billion in 5 years
(1)
Expected to reach $231 billion globally by 2017
Injectable drugs represents largest opportunity with 10% growth rate annually
Sagent delivers a consistent, reliable supply of quality products which is paramount to healthcare customers
(GPOs, Hospitals, Wholesalers, Distributors)
• China, India, Russia, Brazil,
Turkey and S. Korea
• All within Sagent’s existing
footprint
• As many as 300 shortages
annually in U.S.
• Majority are injectable products
• Creating vast opportunities
INDUSTRY
CONSOLIDATION
GLOBAL
POTENTIAL
DRUG
SHORTAGES

Business Model with Proven Track Record
(1) As of December 31, 2014
44 Partners Worldwide (1)
API providers, development, global
manufacturing locations
Sagent China
Pharmaceuticals/GRC
Vertically integrated
manufacturing and State-of
the-art research capability
Omega Laboratories
Market leading Canadian specialty
Pharma company
Sagent Agila LLC
Covers 18 products represented by 28
ANDAs
(1)
Leveraging a global partner network, vertically integrated manufacturing and research capabilities in China and Canada and extensive product lifecycle management expertise
Key Highlights
• Track record of strong performance on
ANDA submissions, ANDA approvals and
product launches
•
Extensive pipeline with 75 ANDAs pending
approval or launch
(1)
and 68 products in
development or submitted in the US, 26
products in development or submitted in
Canada
(1)
• 54 marketed products , 158 presentations in
the US, and 62 marketed products , 153
presentations in Canada
(1)
• Indications including
anti-infective,
oncolytic
and critical care
• Multiple presentation capabilities : single
and multi-dose vials, pre-filled ready-to-use
syringes, premix bags, emulsions and
suspensions
Unique approach enables development of one of the broadest
product portfolios and deepest pipelines in the industry
Evolving Partnerships
Sophisticated technology and low costs

ONCOLOGY

Calcium Leucovorin
Fludarabine
Gemcitabine
Oxaliplatin
Topotecan
Zoledronic Acid

ANTI-INFECTIVE

Azithromycin
Cefepime
Fluconazole
Levofloxacin
Nafcillin
Oxacillin

CRITICAL CARE

Adenosine
Heparin
Propofol
Rocuronium
Ibandronate

SAGENT®
Discover Injectables Excellence®

Growing Product Portfolio
Wide range of marketed products – 54 products and 158 SKUs
(1)
– with 30% of the
portfolio holding the #1 or #2 market position
(1) As of  December 31, 2014
(2) Based on November 2014 IMS data
Key indication areas and products include:
Filed an additional 15 products in 2014
(2)

Strong Sequential Growth
(1) Mid-point of Guidance as issued in 3Q’14 earnings release on November 4, 2014
(1)
Revenue
Forecast Revenue
Adjusted GP%
(2)
Heparin
Topotecan
Levofloxacin
Gemcitabine
Oxaliplatin
Oxacillin
Leucovorin
Zoledronic Acid
Docetaxel
Propofol
Adenosine
GLYDO
TM
Key Launches
$350
$300
$250
$200
$150
$100
$50
$0
2010
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2011 2012 2013 2014
12.8%
13.7%
20.0%
32.8%
31.5%
(2) Adjusted Gross Profit as a percentage of net revenues is a non-GAAP meausre. Please refer to slide #28: Appendix – Non GAAP Reconciliation for further detail

2014 Guidance
Revenue
Adjusted Gross Profit
(3)
Operating Expenses
Net income
(1) Guidance as issued in 4Q ’13 earnings release on February 11, 2014
(2) Guidance as issued in 3Q’14 earnings release on November 4, 2014
(3) Adjusted Gross Profit as a percentage of net revenues is a non-GAAP meausre. Please refer to slide #28: Appendix – Non GAAP Reconciliation for further detail
$250M - $290M
24% - 28%
Initial
(1)
Current
(2)
30% - 33%
$275M - $285M
$65M - $76M $67M - $73M
$10M Loss to
$10M Earnings
$5M - $10M
Earnings

GROWTH DRIVERS

Catalysts Driving Shareholder Value
Sagent’s stock does not fully reflect the multiple
drivers of growth and upside opportunities
History of successful product
launches at market formation
Leading product
market share position
Unmatched development capability and
strong record of ANDA approvals
Robust product pipeline
Geographic expansion in
high growth markets

Robust Product Pipeline
More products in the pipeline than existing portfolio, includes:
Notable Pipeline Features
9 505(b)2s
with
$3.0 Billion
Total Market Opportunity
17 Potential PIVs
with over
$7 Billion
Total Market Opportunity
11 Novel Products
with
$2.3 Billion
Total Market Opportunity
13 High Value
Opportunities
with over
$8.2 Billion
Total Market Opportunity
(1) Based on November 2014 IMS data
Pipeline represents an IMS value in excess of
$11.8 billion
(1)
• Maintaining leading product launch track record
Launched
7
products in 2014, despite a difficult FDA environment
15
ANDA filings during 2014
•
42
products represented by
64
ANDAs under review by the FDA
•
3
products represented by
11
ANDAs recently approved and pending commercial launch

PROPOFOL
PROPOFOL
PROPOFOL

Adenosine
Adenosine

SAGENT®
Discover Injectables Excellence®

Key Products Driving Growth
Successful Launches
Zoledronic Acid Propofol Adenosine Injection
• Launched vials in March 2013 at
market formation, followed by 4mg
and 5mg pre-mixed bags in second
half of 2013
• Market is approximately $200M
(1)
• Multiple presentation strategy
demonstrates the strength of
Sagent’s model
• Launched in November 2013
• Market is approximately $265M
(1)
• Generic form of Adenoscan®
• Launched product after Teva
exclusivity expired in March 2014
• Market is approximately $36M
(1)
• Sagent sales organization has extensive
historical experience with the product
(1) Based on November 2014 IMS data

Iron Sucrose
Injection, USP
100 mg Elemental
Iron per 5 mL
For Intravenous Use Only

Pentobarbital
Sodium Injection, USP
1,000 mg per 20 mL

Enoxaparin
Sodium Injection, USP
40 mg per 0.4 mL

Fulvestrant
Injection
250 mg per 5 mL

Bendamustine
HCl for Injection
100 mg per vial

SAGENT®
Discover Injectables Excellence®

Key Products Driving Growth (con’t)
Future Launches
Iron Sucrose Pentobarbital Enoxaparin Fulvestrant Bendamustine
• Generic form of
Venofer®
• High barrier to entry for
generic manufacturing
• Received FDA Complete
Response Letter in
December 2013
• Market is ~$335M
(1)
• Generic form of
Nembutal®
• High barrier to entry for
generic manufacturing;
Sagent will be first
generic
• Anticipate approval in
second half of 2015
• Market is ~$30M
• Generic form of
Lovenox®
• Single-dose PFS’s with
automatic safety device
filed with FDA
• High barriers to entry
due to product
complexity and API
supply
• Market is ~$1.35B
(1)
• Generic form of
Faslodex®
• Two PFS kit designed for
clinician IM injection
filed with FDA
• Sagent to be at market
formation October 2016
• Market is ~$340M
(1)
• Generic form of
Treanda®
• Both vial presentation
filed with FDA
• High barrier to entry due
to manufacturing
complexity
• Market is approximately
$690M
(1)
(1) Based on November 2014 IMS data

Vertical Integration
Benefiting from Sagent China Pharmaceuticals (SCP) investment
Acquired remaining 50% of our
JV in China (June of 2013)
• State-of-the-art isolator technology
for aseptic filing
• FDA and current Good
Manufacturing Practices compliant
facility
• Facility received EIR in the first half
of 2013; first product launched in
November 2013
• Multiple products developed and
filed from SCP in 2013 and 2014
• First CBE-30 approval for Atracurium
received December 2014
Unique and flexible business:
• Sagent controls its own destiny
• Increases responsiveness to drug shortages
• Targeted to support 25% of capacity
Pursuing additional product development
and capacity expansion investment
• $12 - $16 million annual operating costs
• $30 - $35 million capital expansion in
high speed isolator technology

Expansion Opportunities in China Pharma Market
Sagent’s FDA approved facility on mainland China creates significant competitive advantages within the domestic Chinese market opportunity
• Expected to be 2nd largest pharmaceutical
market
• Market growth driven by increasing demand
in cities and provinces and growth of the
middle class
• Demand for high quality drugs growing and
price is aligning with developed markets
• Regulatory pathway evolving
• Local drug shortages may drive improved
pricing and regulatory harmonization
• Develop injectable formulations for the US
and global markets
• Focus on developing and formulating niche
products and complex molecules
• Located in a leading Science and Technology
Center in Chengdu, China
• Positions Sagent as a global thought leader
China Market Opportunity
Global Research Center

omega

SAGENT®

Discover Injectables Excellence®

SAGENT®

Discover Injectables Excellence®

Omega Laboratories
Sagent has acquired Omega Laboratories Limited (“Omega”), a market leading specialty pharmaceutical company based in Montreal, Canada.
•
Transaction closed on October 1, 2014
•
Sagent acquired Omega for approximately
USD $83M (C$93M)
•
Immediately accretive to cash earnings
•
Financed entirely with cash on the
balance sheet
•
Expected to contribute $6 - $8 million in
revenues in 2014
The combination of Sagent and Omega creates a premier generic injectable company with a robust product portfolio, deep development pipeline and strong global presence.

Omega Laboratories Profile
2011
Compound Annual Growth Rate (CAGR)  = 22.6%
2013 Revenues = C$ 36.5 million
Omega has been providing
the Canadian market with
a comprehensive line of
innovative pharmaceutical
products since 1958.
62 products, 153 presentations
marketed in Canada
International distribution in over
40 countries
26 generic injectable drugs
scheduled to be launched
between
2014 and 2019
2012 2013

M&A Strategy
Sagent has the bandwidth and the balance sheet to pursue
additional acquisitions that meet the following criteria:
Strengthens product portfolio and pipeline
Expands global footprint
Enhances long-term growth profiles
• Provides new products that can be immediately monetized
• Fit well or are complementary to existing portfolio
• Provide manufacturing and development capabilities
• Immediately accretive to business
• Organic growth investment in product development must be
augmented by M&A activity

Lyphomed | Faulding | GensiaSicor | APP

Bristol-Myers Squibb | NEOPHARM | OVATION Pharmaceuticals, Inc. | nanoINK Inc.

KPMG | CardinalHealth | LANDAUER®

FLAVINE® fine chemistry | PHILLIPS NIZER LLP Resourceful Representation®

ExcelRx | VAPremier Health Plan, Inc. | U.S. Department of Veterans Affairs

Lyphomed | Fujisawa New Medicines for New Times | APP

Fujisawa New Medicines for New Times | APP

CardinalHealth | REGIS® TECHNOLOGIES, INC.

Baxter | Abbott | American Hospital Supply | Hospira

SAGENT®
Discover Injectables Excellence®

Strong and Experienced Management Team
Jeffrey Yordon
CEO & Chairman
James Hussey
President
Jonathon Singer
EVP & CFO
Michael Logerfo
EVP Legal
Albert Patterson
EVP, Natl Accts & Corp Dev
Lorin Drake
Corp VP Sales
Sheila Moran
CVP Global QA & Facility Compliance
Tom Moutvic
VP RA
Ravi Malhotra
CSO
YorPharm Inc.

2015 OUTLOOK

2015 Financial Guidance
Revenue
$325M - $375M
Adjusted Gross Profit
(1)
Operating Expenses
Adjusted EBITDA
(2)
$20M - $50M
(1) Adjusted Gross Profit is a non-GAAP measure. Please refer to slide #28: Appendix – Non GAAP Reconciliation for further detail.
(2) Adjusted EBITDA is a non=GAAP measure. Please refer to slide #29: Appendix – Non GAAP Reconciliation for further detail.
27% - 31%
$80M - $90M

Key Variables for 2015
The following variables could have a potential impact on the performance of the business in the new year, and Sagent is taking steps to maximize/mitigate the impact:
?
OPPORTUNITIES CHALLENGES
•
Shortage strategy and investment
•
SCP product transfers and Global
Research Center development
activity
•
Pricing
•
Guaranteed supply agreements
•
Government contracts
•
GPO contract renewals
•
Slowdown at FDA
•
Key product delays (Iron Sucrose,
Pentobarbital)
•
Actavis product bundle replacement
•
Mylan/Agila regulatory delays
•
Heparin pricing erosion due to
increasingly competitive environment
•
GPO contract renewals

SAGENT™

Discover Injectables Excellence™

SAGENT, SAGENT PHARMACEUTICALS, DISCOVER INJECTABLES EXCELLENCE and INJECTABLES EXCELLENCE are trademarks of Sagent Pharmaceuticals, Inc. © 2008 Sagent Pharmaceuticals, Inc.

Confidential

APPENDIX

Appendix – Non-GAAP Reconciliation
Adjusted Gross Profit
We use the non-GAAP financial measure “Adjusted Gross Profit” and corresponding ratios. We define Adjusted Gross Profit as gross profit plus our share of the gross profit earned through our Sagent Agila joint venture which is included in the Equity in net (income) loss of joint ventures line on the Consolidated Statements of Operations and the impact of product-related non-cash charges arising from business combinations.  We believe that Adjusted Gross Profit is relevant and useful supplemental information for our investors.  Our management believes that the presentation of this non-GAAP financial measure, when considered together with our GAAP financial measures and the reconciliation to the most directly comparable GAAP financial measure, provides a more complete understanding of the factors and trends affecting Sagent than could be obtained absent these disclosures. Management uses Adjusted Gross Profit and corresponding ratios to make operating and strategic decisions and evaluate our performance.
We have disclosed this non-GAAP financial measure so that our investors have the same financial data that management uses with the intention of assisting you in making comparisons to our historical operating results and analyzing our underlying performance.  Our management believes that Adjusted Gross Profit provides a useful supplemental tool to consistently evaluate the profitability of our products.  The limitation of this measure is that it includes items that do not have an impact on gross profit reported in accordance with GAAP.  The best way that this limitation can be addressed is by using Adjusted Gross Profit in combination with our GAAP reported gross profit.  Because
Adjusted Gross Profit calculations may vary among other companies, the Adjusted Gross Profit figures presented below may not be comparable to similarly titled measures used by other companies. Our use of Adjusted Gross Profit is not meant to and should not be considered in isolation or as a substitute for, or superior to, any GAAP financial measure.
You should carefully evaluate the following tables reconciling Adjusted Gross Profit to our GAAP reported gross profit for the periods presented (dollars in thousands).
EBITDA and Adjusted EBITDA
We use the non-GAAP financial measures “EBITDA” and “Adjusted EBITDA” and corresponding growth ratios. We define EBITDA as net income less interest expense, net of interest income, provision for income taxes, depreciation and amortization. We define Adjusted EBITDA as net income less interest expense, net of interest income, provision for income taxes, depreciation and amortization and stock-based compensation expense. We believe that EBITDA and Adjusted EBITDA are relevant and useful supplemental information for our investors. Our management believes that the presentation of these non-GAAP financial measures, when considered together with our GAAP financial measures and the reconciliation to the most directly comparable GAAP financial measures, provides a more complete understanding of the factors and trends affecting Sagent than could be obtained absent these disclosures. Management uses EBITDA, Adjusted EBITDA and corresponding ratios to make operating and strategic decisions and evaluate our performance. We have disclosed these non-GAAP financial measures so that our investors have the same financial data that management uses with the intention of assisting you in making comparisons to our historical operating results and analyzing our underlying performance. Our management believes that EBITDA and Adjusted EBITDA are useful supplemental tools to evaluate the underlying operating performance of the company on an ongoing basis. The limitation of these measures is that they exclude items that have an impact on net income. The best way that these limitations can be addressed is by using EBITDA and Adjusted EBITDA in combination with our GAAP reported net income.
Because EBITDA and Adjusted EBITDA calculations may vary among other companies, the EBITDA and Adjusted EBITDA figures presented below may not be comparable to similarly titled measures used by other companies. Our use of EBITDA and Adjusted EBITDA is not meant to and should not be considered in isolation or as a substitute for, or superior to, any GAAP financial measure.

Appendix – Non-GAAP Reconciliation
2010 2011 2012 2013 2010 2011 2012 2013
Adjusted Gross Profit 9,460 $                   20,833 $                  36,746 $                  80,249 $                    12.8% 13.7% 20.0% 32.8%
Sagent portion of gross profit
earned by Sagent Agila joint
venture 417                          2,064                        5,639                        2,727                          0.6% 1.4% 3.1% 1.1%
Product-related non-cash charges
from business combinations -                           -                            -                            -                              -                           -                            -                            -
Gross Profit 9,043 $                   18,769 $                  31,107 $                  77,522 $                    12.2% 12.3% 16.9% 31.7%
Sagent's business plan for fiscal 2014 and 2015 currently anticipates:
2014 2015
Adjusted Gross Profit 30% - 33% 27% - 31%
Sagent portion of gross profit
earned by Sagent Agila joint
venture 1% - 2% 1% - 2%
Product-related non-cash charges
from business combinations - 1% - 2%
Gross Profit 29% - 31% 25% - 27%
Percentage of net revenues
Year ended December 31, Year ended December 31,
twelve months ended December 31,
Percentage of net revenues

Appendix – Non-GAAP Reconciliation
Sagent's business plan for fiscal 2015 currently anticipates:
Twelve months ended
December 31, 2015
Adjusted EBITDA $20 million - $50 million
Stock-based compensation expense $4 million - $5 million
EBITDA $16 million - $45 million
Depreciation and amortization expense $15 million - $17 million
Interest expense, net $1 million - $2 million
Provision for income taxes $3 million - $15 million
Net income
$ 3 million loss to $13 million earnings